BLACKROCK FUNDS III

BlackRock S&P 500 Stock Fund

(the “Fund”)

Supplement dated May 1, 2015 to the Summary Prospectus

of the Fund dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) approved a change to the Fund’s name. These changes will become effective June 30, 2015.

Effective until June 30, 2015, the following changes are made to the Fund’s Summary Prospectus:

Effective until June 30, 2015, all references to BlackRock S&P 500 Index Fund are changed to BlackRock S&P 500 Stock Fund. Effective on June 30, 2015, the name of the Fund will be BlackRock S&P 500 Index Fund. Effective until June 30, 2015, all references to S&P 500 Index Master Portfolio are changed to S&P 500 Stock Master Portfolio. Effective on June 30, 2015, the name of the master portfolio in which the Fund invests its assets will be S&P 500 Index Master Portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-S&P500-0515SUP